UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

UNIFI, INC.

(Exact name of Registrant as Specified in Its Charter)

New York	1-10542	11-2165495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina		27410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 294-4410

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	UFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 21, 2023, Craig A. Creaturo, Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer) of Unifi, Inc. (the “Company”), notified the Company of his resignation from all of his positions with the Company and its subsidiaries and affiliates, effective August 25, 2023 (the “Effective Date”). Mr. Creaturo is expected to remain with the Company through the Effective Date and intends to assist the Company with (i) its annual reporting for the Company’s fiscal year ended July 2, 2023 and (ii) the transition of his responsibilities. Mr. Creaturo has accepted employment with another company, and his departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices, including its financial statements, accounting policies, or internal controls.

(c) In connection with the resignation of Mr. Creaturo, on July 21, 2023, the Board of Directors of the Company appointed Andrew J. (“A.J.”) Eaker, the Company’s Treasurer, as Interim Chief Financial Officer (interim principal financial officer and interim principal accounting officer) of the Company, effective as of the Effective Date. Mr. Eaker, age 38, is a certified public accountant and has been Treasurer of the Company since December 2022 and a Vice President of the Company’s primary domestic operating subsidiary since June 2017. Mr. Eaker has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Eaker and any other persons pursuant to which he was selected as Interim Chief Financial Officer of the Company. In addition, there are no transactions involving the Company and Mr. Eaker that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date:	July 26, 2023	By:	/s/ GREGORY K. SIGMON
Gregory K. Sigmon General Counsel Corporate Secretary